                               EXHIBIT (8)(f)(2)



                      AMENDMENT TO ENDEAVOR SERIES TRUST
                            PARTICIPATION AGREEMENT

                                    AMENDED
                                  SCHEDULE A

                          EFFECTIVE SEPTEMBER 1, 2000
                          ---------------------------

                Account(s), Policy(ies) and Portfolio(s) Subject
                      to the Participation Agreement Among
                             Endeavor Series Trust,
                            Endeavor Management Co.,
                          PFL Life Insurance Company,
                     AUSA Life Insurance Company, Inc. and
                     Peoples Benefit Life Insurance Company

     Accounts:        PFL Endeavor Variable Annuity Account
                      AUSA Endeavor Variable Annuity Account
                      Peoples Benefit Life Insurance Company Separate Account V
                      Peoples Benefit Life Insurance Company Separate Account C
                      PFL Endeavor Variable Life Account
                      PFL Life Variable Annuity Account B
                      PFL Life Variable Annuity Account C
                      PFL Life Variable Annuity Account D
                      Legacy Builder Variable Life Separate Account

     Policies:        The Endeavor Variable Annuity
                      The Endeavor ML Variable Annuity
                      The Endeavor Platinum Variable Annuity
                      The AUSA Endeavor Variable Annuity
                      The Advisor's Edge Variable Annuity
                      PFL Endeavor Variable Life
                      Extra Variable Annuity
                      Access Variable Annuity
                      Endeavor Legacy Builder Plus

     Portfolios:      Endeavor Asset Allocation Portfolio
                      Endeavor Money Market Portfolio
                      T. Rowe Price Equity Income Portfolio
                      T. Rowe Price Growth Stock Portfolio
                      T. Rowe Price International Stock Portfolio
                      Capital Guardian Value Portfolio (formerly Endeavor Value
                       Equity)
                      Jennison Growth Portfolio (formerly Endeavor Opportunity
                       Value)
                      Endeavor Enhanced Index Portfolio
                      Dreyfus U.S. Government Securities Portfolio
                      Dreyfus Small Cap Value Portfolio
                      Capital Guardian Global Portfolio (formerly Endeavor
                       Select)
                      Endeavor High Yield Portfolio
                      Endeavor Janus Growth Portfolio
                      Capital Guardian U.S. Equity Portfolio

PFL LIFE INSURANCE COMPANY              ENDEAVOR SERIES TRUST
By its authorized officer               By its authorized officer

By:  /s/ Larry N. Norman                By: /s/ Michael Pond
   ------------------------------          -------------------------------

Name: Larry N. Norman                   Name: Michael Pond
     ----------------------------            -----------------------------

Title: President                        Title: Executive Vice President
      ---------------------------             ----------------------------

                                        AUSA LIFE INSURANCE
ENDEAVOR MANAGEMENT CO.                 COMPANY, INC.
By its authorized officer               By its authorized officer

By:  /s/ Michael Pond                   By: /s/ Larry N. Norman
   ------------------------------          -------------------------------

Name: Michael Pond                      Name: Larry N. Norman
     ----------------------------            -----------------------------

Title: CEO/President                    Title: Vice President
      ---------------------------             ----------------------------

PEOPLES BENEFIT LIFE
INSURANCE COMPANY
By its authorized officer

By:  /s/ Larry N. Norman
   ------------------------------

Name: Larry N. Norman
     ----------------------------

Title: Executive Vice President
      ---------------------------